Exhibit 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Thomas L. Aller
hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust I (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.
          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 20th day of November, 2007.

/s/ Thomas L. Aller
Thomas L. Aller

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
D. Sherwin Artus
hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust I (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.
          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 20th day of November, 2007.

/s/ D. Sherwin Artus
D. Sherwin Artus

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Thomas P. Briggs
hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust I (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.
          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 20th day of November, 2007.

/s/ Thomas P. Briggs
Thomas P. Briggs

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Graydon D. Hubbard
hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust I (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.
          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 20th day of November, 2007.

/s/ Graydon D. Hubbard
Graydon D. Hubbard

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Palmer L. Moe
hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust I (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.
          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 20th day of November, 2007.

/s/ Palmer L. Moe
Palmer L. Moe

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
Kenneth R. Whiting
hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust I (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.
          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 20th day of November, 2007.

/s/ Kenneth R. Whiting
Kenneth R. Whiting

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, That I
William N. Hahne
hereby constitute and appoint James J. Volker and Michael J. Stevens, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Whiting Petroleum Corporation (the “Company”) to the Registration Statement on Form S-3, any amendments (including post-effective amendments) or supplements thereto and any additional registration statement pursuant to Rule 462(b) of the Securities Act of 1933, as amended, relating to the initial public offering of units of beneficial interest in Whiting USA Trust I (the “Units”) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission in connection with the registration of the above-referenced Units under the Securities Act of 1933, as amended.
          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.
          WITNESS my hand this 20th day of November, 2007.

/s/ William N. Hahne
William N. Hahne